3Q11 Quarterly Supplement October 17, 2011 Exhibit 99.2

Wells Fargo 3Q11 Supplement 1
Appendix
Pages 23-45
-
Non-strategic/liquidating loan portfolio risk reduction 24
-
Purchased credit-impaired (PCI) portfolios 25
-
PCI nonaccretable difference 26
-
PCI accretable yield 27
-
Commercial PCI accretable yield 28
-
Pick-a-Pay PCI accretable yield 29
-
3Q11 Credit quality highlights 30
-
Commercial nonaccrual loans 31
-
Consumer real estate nonaccrual loans 32
-
Commercial real estate (CRE) loan portfolio 33
-
Wholesale Banking CRE loan portfolio 34
-
Pick-a-Pay mortgage portfolio 35
-
Pick-a-Pay credit highlights 36
-
Pick-a-Pay nonaccrual loan composition 37
-
Real estate 1-4 family first mortgage portfolio 38
-
Home equity portfolio 39-40
-
Credit card portfolio 41
-
Auto portfolio 42
Forward-looking statements and
additional information
43
Tier 1 common equity under Basel I
44
Tier 1 common equity under Basel III
(Estimated)
45
Table of contents
3Q11 Results
-
3Q11 Results Page 2
-
Continued strong diversification 3
-
Balance Sheet overview 4
-
Income Statement overview 5
-
Loans 6
-
Deposits 7
-
Net interest income 8
-
Drivers of net interest income 9
-
Noninterest income 10
-
Noninterest expense 11
-
Noninterest expense target 12
-
Community Banking 13
-
Wholesale Banking 14
-
Wealth, Brokerage and Retirement 15
-
Wachovia merger integration update 16
-
Credit quality 17-18
-
Mortgage servicing 19-20
-
Capital 21
-
Summary 22

Wells Fargo 3Q11 Supplement 2
Record earnings of $4.1 billion, up 3% linked
quarter (LQ) and 21% year-over-year (YoY)
$0.72 earnings per share, up 3% LQ and
20% YoY
ROA = 1.26%, up 17 bps from 3Q10
ROE = 11.86%, up from 10.90% in 3Q10
Pre-tax pre-provision profit
(1)
of $8.0 billion, up
$40 million LQ
Total revenue down $758 million from 2Q11
Noninterest expense declined $798 million or 6%
Continued improvement in credit quality
Capital levels continued to grow
-
9.35% Tier 1 common equity ratio under
Basel I and estimated Tier 1 common equity
ratio under Basel III of 7.41%
(2)
3Q11 Results
Wells Fargo Net Income
($ in millions)
3,339
3,414
3,759
3,948
4,055
3Q10 4Q10 1Q11 2Q11 3Q11
(1)  Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(2)  Pro forma calculation based on Tier 1 common equity, as adjusted to reflect management’s interpretation of current Basel III capital proposals. This pro forma calculation is subject to change depending on final promulgation of Basel III capital rulemaking and interpretations by regulatory authorities. See pages 44-45 for additional information regarding Tier 1 common equity ratios.

Wells Fargo 3Q11 Supplement 3
46%
54%
Balanced Spread and
Fee Income
Diversified Fee
Generation
12%
11%
20%
11%
12%
11%
9%
5%
9%
Service Charges 12%
Card Fees 11%
Other Banking Fees 12%
Mortgage Servicing, net 11%
Insurance 5%
Other Noninterest
Income (1) 9%
Noninterest Income 46%
Net Interest Income 54%
All data is for 3Q11.
(1)
Diversified Loan
Portfolio
Commercial Loans 40%
Consumer Loans 55%
Continued strong diversification
55%
40%
5%
Foreign Loans 5%
Mortgage Orig./Sales, net 9%
Trust, Investment & IRA fees 11%
Commissions & all other fees 20%
Other noninterest income includes net gains (losses) on debt securities available for sale, net gains from equity investments, net gains (losses) from trading activities, operating leases and all other noninterest income.

Wells Fargo 3Q11 Supplement 4
Balance Sheet overview
Period-end balances.  All result change references are 3Q11 compared to 2Q11.
(1)   See page 24 for additional information regarding the non-strategic/liquidating portfolio, which comprises the Pick-a-Pay, liquidating home equity, legacy WFF indirect auto, legacy WFF debt consolidation, Education Finance government guaranteed and Commercial, legacy Wachovia Commercial Real Estate and other PCI loan portfolios.
Loans Total period-end loans up $8.2 billion; core loans, which exclude the $5.3 billion runoff of the non-strategic/liquidating portfolio, grew $13.5 billion
(1)
Organic loan growth of $12.4 billion
Acquired $1.1 billion of commercial loans in 3Q11
Securities available for sale (AFS) Balances up $20.9 billion on investment securities purchases in 3Q11
Deposits
Balances up $41.8 billion on both flight to quality and new account growth
Primary driver of net interest margin (NIM) compression: 12 bps out of a 17 bps decline
Long-term debt Balances down $9.7 billion due to continued maturities
$9.0 billion of maturities in 4Q11
Capital Called for redemption $5.8 billion of trust preferred securities in 3Q11
- Tier 1 Capital reduced in 3Q11, but net interest income and NIM benefit expected to start in 4Q11

Wells Fargo 3Q11 Supplement 5
Income Statement overview
Net interest income Down $136 million as balance sheet repricing and lower variable income was partially offset by growth in loans, securities and the mortgage warehouse as well as one extra day in the quarter
NIM down 17 bps driven primarily by strong deposit flows, 12 bps impact
Noninterest income Mortgage banking up $214 million on higher originations
Market-sensitive revenues
(1)
of $202 million
Linked quarter market-sensitive revenues
(1)
down $808 million
- Equity gains down $380MM from strong 2Q11 equity investment business results
- Trading loss included $234MM lower deferred compensation plan investments (offset in benefits expense, so P&L neutral)
- Loss and gain on two legacy Wachovia positions partially offset one another ($377MM trading loss and $271MM debt securities gain)
- Customer accommodation trading results down $108 million on weaker market conditions
Insurance revenues down $145 million primarily due to crop insurance seasonality (partial offset in expense)
Noninterest expense Deferred compensation down $235 million (offset in trading)
Merger expenses down $108 million
Operating losses down $230 million reflecting lower litigation accruals
All result change references are 3Q11 compared to 2Q11.
(1)  Market-sensitive revenues include trading, debt and equity gains (losses).

Wells Fargo 3Q11 Supplement 6
614.0
624.1
624.4
630.1
643.6
139.7
133.2
126.8
121.8
116.5
3Q10 4Q10 1Q11 2Q11 3Q11
Core loans Non-strategic/liquidating loans
5.13%
5.11%
5.03%
5.00%
4.87%
Loans
Growth despite continued reduction in non-strategic/liquidating portfolio
Period-end loans up $8.2 billion from 2Q11
-
Commercial loans up $9.1 billion, or 3%, on
growth in both C&I and CRE driven by new
customer activity and new loans
•
Includes 3Q11 purchase of $1.1 billion in loans
from Bank of Ireland, all U.S.-based and largely
all commercial real estate
-
Consumer loans down $960 million as $4.5
billion in non-strategic loan portfolio runoff
more than offset growth in mortgage, core
auto, credit card and private student lending
Non-strategic/liquidating loans
(1)
down $5.3
billion from 2Q11
Core loans grew $13.5 billion, or 2%, from 2Q11
Total average loan yield of 4.87% down 13 bps
LQ and 26 bps YoY due to runoff of higher-
yielding loans including the non-strategic/
liquidating portfolio
-
Weighted average yield of the non-strategic
portfolio was 5.61% in 3Q11
Period–end Loans Outstanding
($ in billions)
(1)
753.7
757.3
751.2
751.9
Total average loan yield
760.1
Period-end balances.
(1)  See page 24 for additional information regarding the non-strategic/liquidating portfolio, which comprises the Pick-a-Pay, liquidating home equity, legacy WFF indirect auto, legacy WFF debt consolidation, Education Finance government guaranteed and Commercial, legacy Wachovia Commercial
Real Estate and other PCI loan portfolios.

Wells Fargo 3Q11 Supplement 7
631.2
651.5 661.4
184.8
199.3
221.2
3Q10 2Q11 3Q11
Interest-bearing deposits Noninterest-bearing deposits
0.35%
0.28%
0.25%
Deposits
Strong growth and reduced average cost
Average core deposits of $836.8 billion up $29.4
billion from 2Q11 and up $64.9 billion, or 8%,
from 3Q10
-
111% of average loans
-
Average retail core deposits up 4% annualized
from 2Q11
Average core checking and savings up $33.8
billion, or 5% from 2Q11, and up $82.3 billion, or
12%, from 3Q10
-
92% of average core deposits
Consumer checking accounts up a net 5.6%
from 3Q10
-
7.1% growth in California
-
7.7% growth in Florida
-
8.3% growth in New Jersey
-
9.8% growth in North Carolina
Average deposit cost of 25 bps down 3 bps from
2Q11 and 10 bps from 3Q10
Average Deposits and Rates
($ in billions)
816.0
Average deposit cost
Average Core Checking and Savings
($ in billions)
850.8
686.9
735.4
769.2
3Q10 2Q11 3Q11
882.6

Wells Fargo 3Q11 Supplement 8
Net interest income
Net Interest Income (TE)
(1)
($ in millions)
Net interest income (TE)
(1)
Tax-equivalent net interest income declined $137
million from 2Q11
-
Lower income from balance sheet repricing was
partially offset by growth in loans, securities and
the mortgage warehouse
-
Lower income from variable sources including
loan prepayments and resolutions
-
Benefit of one extra day in the quarter
Net interest margin
12 bps of the 17 bps decline in NIM due to $42
billion LQ increase in deposits
11,254
11,224
10,812
10,851
10,714
3Q10 4Q10 1Q11 2Q11 3Q11
4.25%
4.16%
4.05%
4.01%
3.84%
Net Interest Margin (NIM)
(1) Tax equivalent net interest income is based on the federal statutory rate of 35% for the periods presented.  Net interest income was $11,098 million,
$11,063 million, $10,651 million, $10,678 million and $10,542 million for 3Q10, 4Q10, 1Q11, 2Q11 and 3Q11, respectively.

Wells Fargo 3Q11 Supplement 9
Drivers of net interest income
Net interest income and net interest margin do
not necessarily move in sync
-
Increase in deposits in 3Q11 diluted NIM 12
bps but increased NII by approximately $13
million
Growth in earning assets has helped mitigate
the decline in NII due to repricing
-
AFS portfolio increased by over $39 billion in
the last two quarters
-
Loans outstanding have grown nearly $9
billion in the last two quarters despite the
continued runoff of the liquidating portfolio
•
Core loan portfolio has grown each quarter
this year, including $13.5 billion in 3Q11
-
Mortgage warehouse grew $11.5 billion in
3Q11 on increased refinancing activity
While earning asset growth is the primary
driver, NII is also influenced by our liability mix
-
NII benefit from redemption of $5.8 billion of
TRUPs expected to begin in 4Q11
-
Long-term debt balances down $9.7 billion in
3Q11, with an additional $9 billion maturing
in 4Q11
2011 Period End Balance Sheet Trends
($ in millions)
3Q11 2Q11 1Q11
AFS portfolio
$
207,176 186,298 167,906
change from prior quarter 20,878    18,392    (4,748)
Loans 760,106 751,921 751,155
change from prior quarter 8,185      766         (6,112)
Liquidating loan portfolio 116,509 121,753 126,821
change from prior quarter (5,244)     (5,068)     (6,483)
Core loan portfolio 643,597 630,168 624,334
change from prior quarter 13,429    5,834      371
Core deposits 849,632 808,970 795,038
change from prior quarter 40,662    13,932    (3,154)

Wells Fargo 3Q11 Supplement 10
Noninterest income
Service charges on deposit account fees up 3%
from 2Q11 primarily due to account and volume
growth
Trust and investment fees down 5% LQ on lower
investment banking originations and weaker retail
brokerage transaction activity
Mortgage banking up 13% LQ on higher
originations
-
Larger quarter-end pipeline and timing of revenue
recognition expected to lead to stronger 4Q11
mortgage revenue, but also increased expense
Insurance down 26% LQ substantially all due to
seasonality
Trading gains down $856 million driven by the
loss on resolving one legacy Wachovia position,
lower deferred compensation plan investment
results (P&L neutral) and lower core customer
accommodation trading
Debt securities gains up $428 million LQ, driven
by a $271 million gain on one legacy Wachovia
investment
Equity gains down $380 million LQ from strong
2Q11 equity investment results
Operating lease income up $181 million LQ on
higher lease settlement income
9,776
10,431
9,678
9,708
9,086
3Q10 4Q10 1Q11 2Q11 3Q11
vs vs
($ in millions)
3Q11 2Q11 3Q10
Noninterest income
Service charges on deposit accounts
$
1,103 3
%
(3)
Trust and investment fees 2,786 (5) 9
Card fees 1,013 1 8
Other fees 1,085 6 8
Mortgage banking 1,833 13 (27)
Insurance 423 (26) 7
Net gains (losses) from trading activities (442) nm nm
300 nm nm
Net gains from equity investments 344 (52) nm
Operating leases 284 nm 28
Other 357 (2) (33)
Total nonterest income
$
9,086 (6)
%
(7)
Net gains (losses) on debt securities
available for sale

Wells Fargo 3Q11 Supplement 11
Noninterest expense
Noninterest expense down $798 million from
2Q11 driven by lower employee benefits
expense, operating losses and integration costs;
down $576 million from 3Q10
-
Salaries increased $134 million, or 4%, on
higher severance expense and one extra day in
the quarter
-
Employee benefits expense down $384 million
primarily driven by lower deferred compensation
expense
-
$376 million of integration costs in 3Q11, down
$108 million from 2Q11
•
68% of merger integration costs in the quarter
were from outside professional services,
contract services and advertising
-
Other expenses down $474 million and
included:
•
$230 million decline in operating losses on
lower litigation accruals
•
$107 million decline in insurance expense
Currently expect 4Q11 expenses to be higher than
3Q11 driven by costs associated with the strong
mortgage pipeline, higher integration expenses and
seasonally higher expenses at year-end
12,253
13,340
12,733
12,475
11,677
3Q10 4Q10 1Q11 2Q11 3Q11
vs vs
($ in millions)
3Q11 2Q11 3Q10
Noninterest expense
Salaries
$
3,718 4
%
7
Commission and incentive compensation 2,088 (4) (8)
Employee benefits 780 (33) (27)
Equipment 516 (2) (7)
Net occupancy 751 - 1
Core deposit and other intangibles 466 - (15)
FDIC and other deposit assessments 332 5 11
Other 3,026 (14) (8)
Total noninterest expense
$
11,677 (6)
%
(5)

Wells Fargo 3Q11 Supplement 12
Noninterest expense target
($ in millions)
Actual
2Q11
Actual
3Q11
Merger integration expense $ 484 $ 376 $ -
Staff/technology functions 2,238 2,183 2,050-2,150
Loss mitigation and foreclosed asset expense 666 624 600-650
Business optimization 8,659 8,296 8,100-8,450
Operating losses
(2)
428 198 not targeted
Total NIE $ 12,475 $ 11,677 $ 10,750-11,250
Targeted 4Q12
(1)
(2)  Operating losses includes litigation accruals.
(1)
Reflects management’s current targeted noninterest expense in 4Q12, which is subject to change and may be affected by a variety of factors, including business and economic cyclicality, seasonality, changes in our business composition and operating environment, growth in our business and/or acquisitions, and unexpected expenses relating to, among other things, litigation and regulatory matters.
-
The target reflects expense savings initiatives to be executed over the next five quarters, and reflects a 10-14%
decline from 2Q11
-
We will continue to invest in our businesses and add team members and locations where appropriate as we have done recently, for example, in banking stores in the East
-
Savings initiatives launched in 3Q11 included the consolidation of our consumer lending businesses (Business optimization), and the consolidation of several business technology groups and the streamlining of staff functions (Staff/technology functions)
Quarterly expense trends may vary
Noninterest expense is targeted to decline to $11 billion in 4Q12 through Compass initiatives and the completion of merger integration activities

Wells Fargo 3Q11 Supplement 13
3Q11 2Q11 3Q10
Regional Banking
Consumer checking account growth
(1)
5.6
%
7.0 7.3
Business checking account growth
(1)
3.8 4.5 5.0
Retail Bank cross-sell 5.91 5.84 5.68
Business Banking cross-sell
(2)
4.21 4.17 3.97
Community Banking
Higher segment earnings reflects stronger
mortgage banking revenues
Average loans declined 1% on non-strategic loan
runoff with growth in consumer real estate first
mortgage, core auto, credit card, private student
lending and SBA lending
Regional Banking
Strong combined net checking gains
-
Consumer checking up a net 5.6% from 3Q10
-
Business checking up a net 3.8% from 3Q10
Combined retail bank cross-sell of 5.91 products
per household up from 5.68 in 3Q10
-
West cross-sell = 6.28
-
East cross-sell = 5.39
Core product solutions of 8.80 million in the West,
up 15% from 3Q10
Wells Fargo Home Mortgage
Mortgage originations up $25 billion from 2Q11
while application volumes were up 55%
Managed residential mortgage servicing flat from
3Q10 = $1.8 trillion
(1)  Checking account growth is period-ending, 12-month rolling.
(2)  Western footprint including Wells Fargo and Wachovia customers.
vs vs
($ in millions) 3Q11 2Q11 3Q10
Net interest income
$
7,264   (1)
%
(7)
Noninterest income 5,232   -         (7)
Provision for credit losses 1,978   3        (37)
Noninterest expense 6,901   (7)       (6)
Income tax expense 1,217   18       28
Segment earnings
$
2,315 11
%
20
($ in billions)
Avg loans, net 491      (1)       (6)
Avg core deposits
$
556      1        4
vs vs
($ in billions) 3Q11 2Q11 3Q10
Wells Fargo Home Mortgage
Applications
$
169 55
%
(13)
Application pipeline
84 65       (17)
Originations 89 39       (12)
Managed residential
mortgage servicing
($ in trillions)
$
1.81 -         -
    % change

Wells Fargo 3Q11 Supplement 14
Wholesale Banking
Net interest income down 2% from 2Q11 on
lower PCI resolutions partially offset by strong
loan and deposit growth
-
Average loans up $10.3 billion, or 4%, driven by
both new and existing customer activity while
utilization rates were relatively stable
Noninterest income down 16% LQ as lower sales
and trading results, weaker investment banking
originations, seasonally lower insurance fees and
lower resolution income offset growth in Capital
Finance, International, Real Estate Capital
Markets and Asset Management
Net charge-offs were down $30 million
Expenses down 3% LQ driven by lower insurance
Treasury Management
Commercial card spend volume of $3.31 billion
up 4% LQ and 30% YoY
Investment Banking
U.S. investment banking market share YTD
(2)
of
4.8% up from 4.2% in FY2010
Asset Management
Total AUM down 5% and mutual funds AUM down
7% YoY
(1)  Approved and initiated.
(2) Source: Dealogic U.S. investment banking fee market share.
vs vs
($ in millions) 3Q11 2Q11 3Q10
Net interest income
$
2,910   (2)
%
(1)
Noninterest income 2,240   (16) (9)
Provision for credit losses (178)     84   nm
Noninterest expense 2,689   (3)    (1)
Income tax expense 826      (18) (5)
Segment earnings
$
1,813 (6)
%
20
($ in billions)
Avg loans, net 253      4     11
Avg core deposits
$
209      10   23
vs vs
($ in billions, except where noted) 3Q11 2Q11 3Q10
Key Metrics:
Commercial card spend
volume
$
3.31 4
%
30
CEO Mobile Wire volume
(in millions)
2,511 89 nm
YTD U.S. investment banking
market share % 4.80
%
Total AUM
$
449 (6) (5)
Advantage Funds AUM 211 (9) (7)
(1)
(2)

Wells Fargo 3Q11 Supplement 15
Wealth, Brokerage and Retirement
Net interest income up 3% from 2Q11
-
Average loans down 1% LQ and up 1% YoY
-
Average core deposits up 6% LQ and up 11% YoY
Noninterest income down 9% from 2Q11 primarily
due to losses on deferred compensation plan
investments, as well as lower ARS recoveries and
retail brokerage transaction revenue
-
Brokerage managed account assets down 9% LQ
and up 9% YoY; fees priced at beginning of
quarter, reflecting 6/30/2011 market valuations
Expenses down 5% LQ primarily due to lower
deferred compensation expense and reduced
broker commissions on lower sales revenue
Retail Brokerage
Managed account assets up 9% YoY driven by
strong net flows
Wealth Management
Wealth Management client assets down 3% YoY
Retirement
IRA assets down 2% YoY
Institutional Retirement plan assets up 3% YoY
(1) Includes deposits.
(2) Data as of August 2011.
vs vs
($ in millions) 3Q11 2Q11 3Q10
Net interest income
$
714      3
%
5
Noninterest income 2,173   (9)     (3)
Provision for credit losses 48       (21)    (38)
Noninterest expense 2,368   (5)     (2)
Income tax expense 178      (13)    13
Segment earnings
$
291     (13)
%
14
($ in billions)
Avg loans, net 43 (1)     1
Avg core deposits
$
133 6       11
vs vs
($ in billions, except where noted) 3Q11 2Q11 3Q10
Key Metrics:
WBR Clients Assets
(1)
($ in trillions)$
1.3 (8)
%
(3)
Cross-sell
(2)
10.0 8
bps
25
Retail Brokerage
Financial Advisors 15,188 -
%
1
Managed account assets
$
238 (9) 9
Client assets
(1)
($ in trillions)
1.1 (9) (3)
Wealth Management
Client assets
(1)
191 (6) (3)
Retirement
IRA Assets 261 (9) (2)
Institutional Retirement
Plan Assets 228 (8) 3

Wells Fargo 3Q11 Supplement 16
Wachovia merger integration update
Merger integration on track
-
Regional banking store conversions complete following North Carolina conversion the weekend of
October 15-16, 2011; 3,083 store conversions completed
-
Over 45 million banking customers on a single platform
-
Over 38 million accounts converted including mortgage, deposits, trust, brokerage and credit cards
-
Remaining integration activities expected to be concluded by 1Q12 including deposit and brokerage catch-up and additional Wholesale banking conversions
Growth opportunities already being realized due to merger revenue synergies:
Community Banking
-
Consumer checking account sales up in the Eastern retail banking stores over 20% from a year ago
-
Credit card penetration in converted East markets of 15.3%
(1)
, up from 13.2% at year end 2010
-
Credit card new account growth in the East up 168% from 3Q10
Wholesale Banking
-
#1 Middle market lender
(2)
-
Investment Banking fees from Commercial and Corporate customers up 27% YTD vs. 2010
-
Foreign Exchange revenue from Wholesale customers up 25% YTD compared with 2010
Wealth, Brokerage and Retirement
-
Average deposit balances up 36% since merger
-
10 consecutive quarter of positive net flows into brokerage managed accounts
-
Loans originated through brokers up 67% since merger
th
(1)  Household penetration as of August, 2011 and defined as the percentage of retail banking deposit households that have a credit card with Wells Fargo.
(2)  Source: Greenwich Associates. Overall lead banking relationship penetration of middle market companies (annual revenues of $25-$500 million).
Robust deposit growth during the merger integration; deposits up $114.0 billion since 12/31/08, while average deposit costs have declined 26 bps since 1Q09

Wells Fargo 3Q11 Supplement 17
Credit quality
Continued decline in provision expense
$2.6 billion net charge-offs, down $227 million
from 2Q11 and 52% from 4Q09 peak
Provision expense of $1.81 billion, down $27
million from 2Q11, includes an $800 million
reserve release in 3Q11
Allowance for credit losses = $20.4 billion
Remaining PCI nonaccretable = 28.3% of
remaining UPB
(1)
Credit metrics showed continued improvement
- $1.1 billion LQ decline in NPAs reflects $1.1
billion decline in nonaccrual loans on lower
commercial inflows and an $83 million
increase in foreclosed assets
- Early stage delinquency balances down
modestly while rates were stable
5.11
5.41
5.33
4.49
4.10
3.84
3.21
2.84
2.61
1.00
0.50
3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
Net Charge-offs Credit Reserve Build
(0.50)
(0.65)
(0.85)
Reserve Release
3.99
3.45
2.99
5.33
5.91
6.11
(1) Unpaid principal balance for PCI loans that have not had a UPB charge-off.
Provision Expense
($ in billions)
2.21
(1.0)
1.84
(1.0)
1.81
(0.8)

Wells Fargo 3Q11 Supplement 18
($ in billions)
3Q10 4Q10 1Q11 2Q11 3Q11
Commercial
Inflows 2.8      2.3      1.9      1.6      1.2
Outflows
(2.4)     (3.6)     (2.9)     (2.7)     (1.8)
Ending balance 12.6   11.3   10.3   9.2     8.6
Consumer
Inflows 4.9      4.3      4.0      3.4      3.5
Outflows
(4.8)     (5.1)     (4.2)     (4.3)     (4.0)
Ending balance 15.7   14.9   14.7   13.8 13.3
Total $ 28.3   26.2   25.0   23.0   21.9
2.1
2.0
1.7
1.5
1.5
1.1
0.6
0.7
0.3
0.4
3Q10 4Q10 1Q11 2Q11 3Q11
Consumer Commercial
28.3
26.2
25.0
23.0
21.9
6.1
6.1
5.5
4.9
4.9
3Q10 4Q10 1Q11 2Q11 3Q11
Nonaccrual loans Foreclosed assets
Credit quality
Credit metrics showed improvement/stabilization
Nonperforming Assets
($ in billions)
2.6
3.2
$10
$15
$20
$25
$30
3Q10 4Q10 1Q11 2Q11 3Q11
Nonaccrual Loan Flows
32.3
34.4
30.5
2.4
Loans 90+ DPD and Still Accruing
($ in billions)
27.9
1.8
26.8
1.9
7.54%
7.14%
6.21%
6.13%
6.13%
(1)
Early Stage Delinquencies – Retail Businesses
(30+ days past due - balances and rates)
(1)
Excludes mortgage loans insured/guaranteed by the FHA or VA and student loans whose repayments are predominantly guaranteed by guarantee agencies on behalf of the U.S. Department of Education under the Federal Family Education Loan Program. Also excludes the carrying value of PCI loans contractually 90 days or more past due of $8.9 billion in 3Q11, $9.8 billion in 2Q11, $10.8 billion in 1Q11, $11.6 billion in 4Q10 and $13.0 billion in 3Q10. Consumer includes mortgage loans held for sale 90 days or more past due and still accruing.

Wells Fargo 3Q11 Supplement 19
69%
19%
6%
6%
Mortgage servicing
Wells Fargo has a high quality servicing portfolio
Residential Mortgage Servicing Portfolio
$1.8 Trillion
(as of September 30, 2011)
Agency
Retained and acquired portfolio
Non-agency securitizations of
WFC originated loans
Non-agency acquired servicing
and private whole loan sales
69% of the portfolio is with the Agencies (FNMA,
FHLMC, and GNMA)
19% are loans that we retained or acquired
- Loss exposure handled through loan loss
reserves and PCI nonaccretable
6% are private securitizations where Wells Fargo
originated the loan and therefore has some
repurchase risk
- 80% prime at origination
- 58% from pre-2006 vintages
- Insignificant amount of home equity and no
option ARMs
- ~50% do not have traditional reps and
warranties
6% are non-agency acquired servicing and
private whole loan sales
- 4% is acquired servicing where Wells Fargo
did not underwrite and securitize and has
repurchase recourse with the originator
- 2% are private whole loan sales
• Less than 2% subprime at origination
• Loans sold to others and subsequently
securitized are included in private
securitizations above

16%
14%
12%
10%
8%
6%
4%
2%
0%
Foreclosure Rate
Delinquency Rate
7.44%
2.35%
5.09%
8.07%
2.53%
5.54%
11.43%
4.97%
6.46%
13.74%
3.83%
9.91%
10.58%
3.61%
6.97%
11.63%
4.03%
7.60%
Wells Fargo
Citi
JPM Chase
Bank of America
Industry (2)
Industry ex WFC

19,000
17,000
15,000
13,000
11,000
9,000
7,000
5,000
3,000
1,000
(1,000)
Count
$3.76
$4.31
$3.84
$2.95
$2.49
$2.24
$2.02
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
Number of Outstanding Demands
Agency New Demands for 2006-2008 Vintages
Original Loan Balance of Outstanding Demands ($ in B)

Wells Fargo 3Q11 Supplement 20
Mortgage servicing
Delinquency ratios lower than peers and total repurchase demands down
2Q11 delinquency and foreclosure ratio of Wells
Fargo’s servicing portfolio substantially lower
than peers
Wells Fargo’s total delinquency and foreclosure
ratio for 3Q11 was 7.63%, down from a peak of
8.96% in 4Q09
- Increase from 2Q11 primarily driven by
seasonality
Total repurchase demands down (both number
and balances) for fifth consecutive quarter;
losses of $384 million up from $261 million on
higher loss-content mortgage insurance
rescission repurchase activity
Agency
- Total agency repurchase demands outstanding
down from 2Q11 on higher repurchase activity
• Agency new demands for 2006-2008 vintages
up due to an increase in demands from FNMA;
this increase in demands was the primary driver
of the reserve build
• FHLMC demands as well as newer vintage
demands continued to emerge consistent with
our estimates
- Demands and losses continued to be concentrated
in the 2006 - early 2008 vintages
Non-Agency
- Non-agency repurchase demands outstanding,
which includes non-agency securities, whole loans
sold and acquired servicing, down for the fourth
consecutive quarter
(1)  Inside Mortgage Finance, data as of June 30, 2011. Industry excluding WFC performance calculated based on IMF data.
(2)  Industry is all large servicers ($7.1 trillion) including WFC, C, JPM and BAC.
(3)  Includes mortgage insurance rescissions.
Total Outstanding Repurchase Demands
(3)
and
Agency New Demands for 2006-2008 Vintages
2Q11 Servicing Portfolio Delinquency
Performance
(1)

Wells Fargo 3Q11 Supplement 21
Capital
Capital remained strong and continued to grow internally
8.01%
8.30%
8.93%
9.15%
9.35%
3Q10 4Q10 1Q11 2Q11 3Q11
Tier 1 common equity ratio +20 bps in 3Q11
Tier 1 common equity ratio under Basel III is
estimated to be 7.41% at 9/30/11
(1)
$5.8 billion of high-cost trust preferred securities
redeemed October 3, 2011
- Weighted average coupon of 8.45%
- Redemptions funded with cash on hand
- Tier 1 capital reduced in 3Q11 with NII and
NIM benefit expected to start in 4Q11
Purchased 22 million common shares in
the quarter and an additional estimated 6 million
shares through a forward repurchase transaction
that will settle in 4Q11
Tier 1 Common Equity Ratio
See Appendix page 44 for additional information on Tier 1 common equity.
3Q11 capital ratios are preliminary estimates.
(1)  Pro forma calculation based on Tier 1 common equity, as adjusted to reflect management’s interpretation of current Basel III capital proposals. This pro forma calculation is subject to change depending on final promulgation of Basel III capital rulemaking and interpretations thereof by regulatory authorities. See page
45 for additional information.

Wells Fargo 3Q11 Supplement 22
Summary
Record earnings of $4.1 billion
-
Robust deposit growth
Robust earning asset growth on strong core loan growth and investment securities purchases
Disciplined expense management
Higher pre-tax pre-provision profit
(1)
of $8.0 billion
Continued improvement in credit quality
Strong returns
-
ROA = 1.26%
-
ROE = 11.86%
Capital levels continued to grow
(1)  Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.

Wells Fargo 3Q11 Supplement 23 Appendix

Wells Fargo 3Q11 Supplement 24
(1)  Net of purchase accounting adjustments.
-$27.6 -$8.2
-$8.2
Non-strategic/liquidating loan portfolio risk reduction
-$7.1 -$6.5 -$6.4
-$5.0
-$74.3
-$5.3
($ in billions)
3Q11 2Q11 1Q11 4Q10 3Q10 2Q10 4Q08
Pick-a-Pay mortgage
(1)
$ 67.4 69.6 71.5 74.8 77.3 80.2 82.9 85.2 95.3
Liquidating home equity 6.0 6.3 6.6 6.9 7.3 7.6 8.0 8.4 10.3
Legacy WFF indirect auto 3.1 3.9 4.9 6.0 7.1 8.3 9.7 11.3 18.2
Legacy WFF debt consolidation 17.2 17.7 18.4 19.0 19.7 20.4 21.4 22.4 25.3
Education Finance - gov't guaranteed 15.6 16.3 16.9 17.5 18.0 18.7 19.7 21.2 20.5
Legacy WB C&I, CRE and foreign PCI loans
(1)
6.3 7.0 7.5 7.9 9.2 10.3 11.8 13.0 18.7
Legacy WB other PCI loans
(1)
0.9 1.0 1.0 1.1 1.1 1.3 1.5 1.7 2.5
Total $ 116.5 121.8 126.8 133.2 139.7 146.8 155.0 163.2 190.8
4Q09 1Q10

Wells Fargo 3Q11 Supplement 25
Purchased credit-impaired (PCI) portfolios
Continued to perform better than originally expected
($ in billions)
Adjusted unpaid principal balance
(1)
December 31, 2008 $ 29.2              62.5              6.5 98.2
June 30, 2011 9.1                39.5              2.0 50.6
September 30, 2011 8.3                38.1              1.9 48.3
Nonaccretable difference rollforward
12/31/08 Nonaccretable difference $ 10.4              26.5              4.0                40.9
Losses from loan resolutions and write-downs (6.7)              (14.5)            (2.6)              (23.8)
Release of nonaccretable difference since merger (2.7)              (2.4)              (0.7)              (5.8)
(2)
9/30/11 Remaining nonaccretable difference 1.0                9.6                0.7                11.3
Life-to-date net performance
Additional provision since 2008 merger $ (1.7)              -                    (0.1)              (1.8)
Release of nonaccretable difference since 2008 merger 2.7                2.4                0.7                5.8
(2)
Net performance 1.0                2.4                0.6                4.0
Commercial Pick-a-Pay
Other
consumer Total
(1)  Includes write-downs taken on loans where severe delinquency (normally 180 days) or other indications of severe borrower financial stress exist that indicate there will be a loss of contractually due amounts upon final resolution of the loan.
(2)  Reflects releases of $1.7 billion for loan resolutions and $4.1 billion from the reclassification of nonaccretable difference to the accretable yield, which will result in increasing income over the remaining life of the loan or pool of loans.

Wells Fargo 3Q11 Supplement 26
$70 million nonaccretable difference released in 3Q11 into income due to loan resolutions
- $65 million in net interest income; $5 million in noninterest income
$108 million reclassified to accretable yield in 3Q11
$11.3 billion in nonaccretable difference remains to absorb losses on PCI loans
- Remaining nonaccretable = 28.3% of unpaid principal balance (UPB)
(5)
• Remaining Pick-a-Pay nonaccretable = 29.5% of Pick-a-Pay UPB
(5)
Nonaccretable difference established in purchase accounting for PCI loans absorbs losses otherwise recorded as charge-offs
PCI nonaccretable difference
Analysis of nonaccretable difference for PCI loans
($ in millions)
Pick-a-Pay Total
Balance at June 30, 2011 $ 1,192 10,136
Release of nonaccretable difference due to:
Loans resolved by settlement with borrower
(1)
(65) - -
Loans resolved by sales to third parties
(2)
(5) - -
Reclassification to accretable yield for loans with improving credit-related cash flows
(3)
(108) -
Use of nonaccretable difference due to:
Losses from loan resolutions and write-downs
(4)
(56) (493)
Balance at September 30, 2011 $ 958 9,643
-
(47)
(65)
(5)
(108)
(596)
Commercial
733 12,061
Other
consumer
686 11,287
(1)  Release of the nonaccretable difference for settlement with borrower, on individually accounted PCI loans, increases interest income in the period of settlement.
Pick-a-Pay and Other consumer PCI loans do not reflect nonaccretable difference releases due to pool accounting for those loans, which assumes that the amount received approximates the pool performance expectations.
(2)  Release of the nonaccretable difference as a result of sales to third parties increases noninterest income in the period of the sale.
(3)  Reclassification of nonaccretable difference to accretable yield for loans with increased cash flow estimates will result in increased interest income as a prospective yield adjustment over the remaining life of the loan or pool of loans.
(4) Write-downs to net realizable value of PCI loans are absorbed by the nonaccretable difference when severe delinquency (normally 180 days) or other indications of severe borrower financial stress exist that indicate there will be a loss of contractually due amounts upon final resolution of the loan.
(5)  Unpaid principal balance of loans without write-downs.

Wells Fargo 3Q11 Supplement 27
Cumulative
Accretable yield rollforward since
($ in millions)
3Q11 2Q11 merger
Total, beginning of period $ 14,871 15,881 10,447
Accretion into interest income
(1)
(553) (556) (6,648)
Accretion into noninterest income due to sales
(2)
(3) (31) (237)
Reclassification from nonaccretable difference for loans with improving cash flows 108 95 4,158
Changes in expected cash flows that do not affect nonaccretable difference
(3)
2,473 (518) 9,176
Total, end of period $ 16,896 14,871 16,896
PCI accretable yield
Expected cash flows on all PCI portfolios are recalculated quarterly including the adequacy of life-of-loan loss marks (nonaccretable difference)
3Q11 increase in expected cash flows of $2.5 billion primarily due to the Pick-a-Pay portfolio
• Lifetime expected cash flows are updated quarterly and will fluctuate based on estimates and assumptions
• Cash flow estimates are affected by changes in interest rates, liquidation timing, the pace of the economic and housing recovery and projected lifetime performance of loan modification activity
•
(1)  Includes accretable yield released as a result of settlements with borrowers, which is included in interest income.
(2)  Includes accretable yield released as a result of sales to third parties, which is included in noninterest income.
(3)  Represents changes in cash flows expected to be collected due to changes in interest rates on variable rate PCI loans, changes in prepayment assumptions and the impact of modifications.
The PCI cash flows remained significantly better than estimated at acquisition
–
3Q11 results included accretion of $556 million compared with $587 million in 2Q11
Balance of $16.9 billion expected to accrete to income over the remaining life of the underlying loans

Wells Fargo 3Q11 Supplement 28
$1.3 billion remains to be accreted into income over the remaining life of the portfolio
Most of portfolio tied to LIBOR
Weighted average life of the portfolio of 2.7 years has extended over the past couple of quarters as shorter duration portfolios have rolled off and period of future cash flow assumptions have been extended
Commercial PCI accretable yield
(1)  Increase in accretion and accretable yield percentage is primarily due to improvements in the expected cash flows.
($ in millions) 3Q11 2Q11 1Q11
PCI interest income
Accretion
(1)
$
220     186     153
Resolution income 65       36       53
Average carrying value 6,672 7,171 7,694
Accretable yield percentage
Accretion
(1)
13.20
%
10.36 7.95
Accretable yield balance
$
1,303 1,357 1,175
Weighted average life (years) 2.7      2.4      2.0

Wells Fargo 3Q11 Supplement 29
$15.0 billion remains to be accreted into income over 11 years (estimated remaining life of portfolio)
- Based on updated cash flow valuations, there was no reclassification of nonaccretable to accretable in 3Q11
- Reduction in accretable yield percentage reflects continued industry expectations of extended foreclosure timelines and lengthening of portfolio weighted average life due to modification performance
- Weighted average life of loans has increased due to loan modification activity and slower liquidation timing
- Lifetime expected cash flows are updated quarterly and will fluctuate based on estimates and assumptions
• Cash flow estimates are affected by changes in interest rates, liquidation timing, the pace of the economic and housing recovery and projected lifetime performance of loan modification activity
Pick-a-Pay PCI accretable yield
($ in millions) 3Q11 2Q11 1Q11
PCI interest income
Accretion
$
310        352        361
Average carrying value 30,168   31,008   31,849
Accretable yield percentage 4.11
%
4.54       4.54
Accretable yield balance
$
14,989   12,884   14,027
Weighted average life (years)
11.0      10.0       9.3

Wells Fargo 3Q11 Supplement 30
3Q11 Credit quality highlights
Net charge-offs of $2.6 billion down $227 million
from 2Q11 with declines across all loan categories
except for lease financing and other revolving
credit and installment
- Commercial losses declined $79 million
- Consumer losses down $148 million
Total NPAs of $26.8 billion down $1.1 billion
- Nonaccrual loans down $1.1 billion
- Foreclosed assets up $83 million
• 60% of the balance are government guaranteed
loans and loans written down through purchase
accounting
$1.3 billion, or 27%, are government
guaranteed
$1.6 billion, or 33%, reflects shift from
PCI loans to REO ($530 million consumer
and $1.1 billion C&I and CRE)
Currently expect future reserve releases absent
significant deterioration in the economy
Total
($ in millions) Wells Fargo
Commercial loans       6,551   333,283      339,834
Consumer loans      30,662   389,610      420,272
Total period-end loans 37,213 722,893 760,106
Total nonaccrual loans
      $        21,900
Total foreclosed assets            4,944
Total NPAs  $        26,844
  as % of loans 3.53
%
Provision for credit losses $ 1,810
Net charge-offs
2,611
as % of avg loans 1.37
%
Commercial 0.50
Consumer 2.06
%
Allowance for credit losses
20,039 $
20,372
  as % of loans 2.77 2.68
%
as % of nonaccrual loans 93
%
3Q11
PCI loans
Non PCI
loans

Wells Fargo 3Q11 Supplement 31
Commercial nonaccrual loans
3Q11 Total Commercial nonaccrual loans = $8,611 million
($ change in millions)
Commercial and Industrial & Lease
Financing:
CRE Construction:
CRE Mortgage: Foreign
Inflows decreased 47%; fourth
consecutive quarterly decrease
92% secured
47% guaranteed
76% current on interest
27% have already been written down
Inflows decreased 31%
58% guaranteed
40% current on interest
38% of NPLs have been written down
Inflows decreased 7%; fourth
consecutive quarterly decline
67% guaranteed
55% current on interest
34% of NPLs have been written
down
-
1,000
2,000
3,000
4,000
5,000
3Q10 4Q10 1Q11 2Q11 3Q11
Commercial and Industrial Loans & Lease
Financing
Total Inflow Total Outflow NPL Balances
-
1,000
2,000
3,000
4,000
3Q10 4Q10 1Q11 2Q11 3Q11
CRE Construction
Total Inflow Total Outflow NPL Balances
-
1,000
2,000
3,000
4,000
5,000
6,000
3Q10 4Q10 1Q11 2Q11 3Q11
CRE Mortgage
Total Inflow Total Outflow NPL Balances
All comparisons are to 2Q11.
$1,915
$4,429
$68
$2,199

Wells Fargo 3Q11 Supplement 32
3,000
3,250
3,500
3,750
4,000
1,000
1,500
2,000
2,500
3,000
3Q10 4Q10 1Q11 2Q11 3Q11
Home Equity
Total Inflow
(Left)
Total Outflow
(Left)
RE NPL Balances
(Right)
Consumer real estate nonaccrual loans
Inflows decreased 5%
Outflows decreased 2%
48% are 1-4 family first mortgage
76% is legacy WFF debt consolidation
- Inflows increased 33%
- Outflows decreased 14%
- 44% written down; losses taken stable
from prior quarter
12% is WBR
Nonaccrual balances stable
41% written down; losses taken
stable from prior quarter
58% are > 180 DPD
Inflows decreased 5%
Outflows increased 6%
84% of NPLs held at current estimated
recoverable value
23% are TDRs for which impairment
has been recognized
See page 37 for additional information
3Q11 Total residential real estate nonaccrual loans = $13,059 million
Inflows stabilized while outflows slowed reflecting environment and seasonality
All comparisons are to 2Q11.
(1)  Includes National Home Equity first and junior lines and loans.
(2)  Total inflows and outflows tracked on left scale and RE NPL balances tracked on right scale.
National Home Equity
(1)
:
Home Mortgage:
Pick-a-Pay:
Other Businesses:
($ change in millions)
(2)
-
1,000
2,000
3,000
4,000
5,000
-
1,000
2,000
3,000
4,000
3Q10 4Q10 1Q11 2Q11 3Q11
Home Mortgage
Total Inflow
(Left)
Total Outflow
(Left)
RE NPL Balances
(Right)
2,000
3,000
4,000
5,000
500
1,000
1,500
2,000
2,500
3Q10 4Q10 1Q11 2Q11 3Q11
Pick-a-Pay
Total Inflow
(Left)
Total Outflow
(Left)
RE NPL Balances
(Right)
$3,103
$2,527
$3,900
$3,529

Wells Fargo 3Q11 Supplement 33
Commercial real estate (CRE) loan portfolio
Growth in outstandings includes the $948 million
in CRE loans purchased in the quarter partially
offset by real estate construction paydowns
Nonaccruals down $390 million, or 37 bps
Net charge-offs down $49 million, or 16 bps
31% of the portfolio is owner-occupied
($ in millions) 3Q11 2Q11
CRE outstandings
Real estate mortgage
$
104,363 101,458
Real estate construction 19,719 21,374
Total CRE outstandings 124,082 122,832
Nonaccrual loans
Real estate mortgage 4,429 4,691
Real estate construction 1,915 2,043
Total nonaccrual loans
6,344 6,734
  as % of loans
5.11
%
5.48
Net charge-offs
Real estate mortgage
$
96 128
Real estate construction
55 72
Total net charge-offs 151 200
  as % of avg loans 0.49
%
0.65

Wells Fargo 3Q11 Supplement 34
Wholesale Banking CRE loan portfolio
(1)
(1) Includes $7.1 billion in C&I loans managed by commercial real estate business including unsecured loans to real estate developers not secured by real estate and loans to REITs, as well as foreign and consumer loans.
Other Wholesale Total Wholesale
($ in millions)
CRE Division PCI CRE Banking CRE CRE Loans
Loan outstandings $ 65,055 5,295 14,977 85,327
Nonaccrual loans 3,167
-
168 3,335
Foreclosed assets/REO/Other 813 1,022 44 1,879
Total NPAs 3,980 1,022 212 5,214
as a % of loans 6.12% 19.30 1.42 6.11
Net charge-offs $ 72 35 4 111
as a % of loans 0.44% 2.62 0.11 0.52
Wholesale Banking Commercial Real Estate
(1)
Growth reflects strong originations and the $1.1 billion purchase of loans which was partially offset by a decline in C&I loans managed by Wholesale Banking CRE
NPAs decreased $330 million from 2Q11 while losses declined $12 million, or 9 bps, from 2Q11
3Q11 revenue included release of nonaccretable difference for commercial PCI resolutions
(payoffs/sales) of $41 million vs. $39 million in 2Q11
Foreclosed assets/REO/Other increased $57 million from 2Q11
CRE loans originated through other Wholesale Banking channels (both legacy Wells Fargo and
Wachovia) = $15.0 billion
CRE Division portfolio = $65.1 billion, up $758 million from 2Q11
PCI CRE portfolio = $5.3 billion, carrying value down $911 million, or 15%, from 2Q11
Wholesale CRE outstandings of $85.3 billion
(1)
up $974 million from 2Q11

Wells Fargo 3Q11 Supplement 35
Pick-a-Pay mortgage portfolio
Carrying value of $67.4 billion in first lien loans outstanding, down $2.2 billion from 2Q11 and down $28.0 billion from 4Q08 on paid-in-full loans and loss mitigation efforts
– Adjusted unpaid principal balance of $75.6 billion, down $2.7 billion from 2Q11 and down $40.1 billion from 4Q08
– $4.0 billion in modification principal forgiveness since acquisition reflects over 96,000 completed full-term modifications; additional $367 million of conditional forgiveness that can be earned by borrowers through performance over the next 3 years
– Pick-a-Pay loans with negative amortization potential decreased $2.8 billion from 2Q11 to 55% of loans
Total portfolio deferred interest of $2.1 billion down $161 million from 2Q11 and down $2.2 billion from
4Q08; down for tenth consecutive quarter
Modification redefault rate has been consistently better than the industry average (as measured by 60+ DPD after 6 months) as we have strived to give customers an affordable, sustainable payment
(1) Adjusted unpaid principal includes write-downs taken on loans where severe delinquency (normally 180 days) or other indications of severe borrower financial
($ in millions)
Product type
Adjusted
unpaid
principal
% of total
Adjusted
unpaid
principal
% of total
Adjusted
unpaid
principal
% of total
Option payment loans
(1)
$
41,335    55
%
$
49,958 59%
$
99,937 86
%
Non-option payment adjustable-rate and
fixed-rate loans
(1)
10,231    13        11,070 13 15,763 14
Full-term loan modifications
(1)
23,990    32        23,132
28
-                          -
Total adjusted unpaid principal balance
(1)
$
75,556 100%
$
84,160 100%
$
115,700 100
%
Total carrying value 67,361    74,815 95,315
At 12/31/2008 At 12/31/2010 At 9/30/2011
stress exist that indicate there will be a loss of contractually due amounts upon final resolution of the loan.

Wells Fargo 3Q11 Supplement 36
Pick-a-Pay credit highlights
Non-PCI portfolio
Loans down 3% driven by loans paid-in-full
85% of portfolio current
Nonaccrual loans down $147 million in 3Q11
- 84% of loans written down to current net
realizable value (See page 37)
- New inflows of $0.7 billion, down 5% from 2Q11
on stabilizing delinquencies and decline in the
number of TDRs moving to nonaccrual; decreased
for seventh consecutive quarter
- $223 million of nonaccrual TDRs reclassified to
accruing TDR status based on borrower payment
performance
$3.9 billion in nonaccruals includes $916 million of
nonaccruing TDRs
Net charge-offs of $220 million in 3Q11,
consistent with expectations and an annualized
loss rate of 2.30%
43% of portfolio with LTV
(2)
80%
PCI portfolio
Carrying value down 3%
68% of portfolio current, consistent with 2Q11
Life-of-loan losses continued to be lower than
originally projected at time of merger
(1) The carrying value, which does not reflect the allowance for loan losses, includes purchase accounting adjustments, which, for PCI loans, are the nonaccretable difference and the accretable yield, and for all other loans, an adjustment to mark the loans to a market yield at date of merger less any subsequent charge-offs.
(2)  The current loan-to-value (LTV) ratio is calculated as the net carrying value (defined in (1) above) divided by the collateral value.
(3)  The adjusted unpaid principal balance includes write-downs taken on loans where severe delinquency (normally 180 days) or other indications of severe borrower financial stress exist that indicate there will be a loss of contractually due amounts upon final resolution of the loan.
($ in millions) 3Q11 2Q11
Non-PCI loans
Carrying value
(1)
$
37,646 38,888
Nonaccrual loans 3,900 4,047
as a % of loans 10.36
%
10.41
Net charge-offs
$
220 224
as % of avg loans
2.30
%
2.27
90+ days past due
as % of loans
9.53 9.41
Current average LTV
(2)
85
%
86
Current average FICO 682 682
Contractual average loan size
$
211,000 213,000
Contractual average age of loans 7.54
years
7.28
% of loans in California 49
%
49
($ in millions) 3Q11 2Q11
PCI loans
Adjusted unpaid principal balance
(3)
$ 38,060 39,483
Carrying value
(1)
29,715 30,699
Current average LTV
(2)
89
%
89
Current average FICO 608 606
Contractual average loan size
$
311,000 313,000
Contractual average age of loans 5.50
years
5.25
% of loans in California 67
%
67

Wells Fargo 3Q11 Supplement 37
Pick-a-Pay nonaccrual loan composition
84% of Pick-a-Pay nonaccruals held at estimated recoverable value vs. 85% at 2Q11, reflecting write-downs and/or LTV 100%
Allowance available for the remaining 16% that have not yet been written down
7% of the nonaccruals are performing modifications
- Performing modifications move to accruing status after six consecutive payments are made
9/30/11 Total $3,900 million
Charge-offs to date of $670 million
(29% of original balance)
66% of loans have LTV<80%
33% of loans have LTV 80% but
<100%
1% of loans have LTV 100%
(1)
Initial charge-offs usually not taken
until 180 DPD ($39 million taken to
date)
Expected losses included in allowance
Charge-offs/principal forgiveness to
date of $220 million (20% of
original balance)
Additionally, we hold expected life-
of-loan loss reserves in allowance
LTV is considered to be over 100% if the loan balance exceeds current estimated appraised value based on automated valuation methodology or updated appraisal where available. Calculation excludes unpaid principal balance of related equity lines of credit that share common collateral. Does not include PCI Pick-a-Pay since they are considered to be accruing under PCI loan accounting for accretable yield and accrual status is not based on contractual interest payments.
(1)  Loans with LTV>100% are currently in modification trial periods.
180 DPD written down to estimated
recoverable value
0-179 DPD
Loan modifications (TDRs)
180 DPD updated LTV 100%
19%
16%
23%
42%

Wells Fargo 3Q11 Supplement 38
Real estate 1-4 family first mortgage portfolio
First lien mortgage loans up $884 million despite
$2.8 billion decline in runoff portfolios
Pick-a-Pay non-PCI portfolio down 3%
PCI portfolio down 3%
Debt consolidation down 3%
Non runoff first lien up 3%
Core first lien mortgage nonaccruals down $294
million, or 31 bps
Non runoff net charge-offs down $58 million, or
22 bps
(1)  Ratios on WFF debt consolidation loan portfolio only.
(2)  Ratios on non runoff first lien mortgage loan portfolio only.
($ in millions) 3Q11 2Q11
Total real estate 1-4 family first mortgage $
223,758 222,874
Less consumer non-strategic/liquidating portfolios:
Pick-a-Pay non-PCI first lien mortgage 37,646 38,888
PCI first lien mortgage 30,446 31,448
WFF debt consolidation portfolio 17,186 17,730
Core first lien mortgage 138,480 134,808
Nonaccrual loans $ 2,334 2,296
as % of loans 13.58% 12.95
Net charge-offs $ 191 217
as % of average loans 4.37% 4.81
Nonaccrual loans $ 4,790 5,084
as % of loans 3.46% 3.77
Net charge-offs $ 410 468
as % of loans 1.17% 1.39
WFF debt consolidation mortgage loan performance
(1)
Core first lien mortgage loan performance
(2)

Wells Fargo 3Q11 Supplement 39
Home equity portfolio
Core Portfolio
(1)
Outstandings down 1%
- High quality new originations with weighted
average CLTV of 60%, 777 FICO, and 32% total
debt service ratio
3Q11 losses down $57 million, or 20 bps
2+ delinquencies increased $43 million, or 8 bps
Delinquency rate for loans with a CLTV >100%
increased 8 bps
Liquidating Portfolio
Outstandings down 5%
3Q11 losses down $9 million, or 25 bps
2+ delinquencies declined $18 million, or 8 bps
Continued decline in delinquency rate for loans
with a CLTV >100%, 22 bps improvement QoQ
Excludes purchased credit-impaired loans.
(1)  Includes equity lines of credit and closed-end junior liens associated with the Pick-a-Pay portfolio totaling $1.5 billion at September 30, 2011 and $1.6 billion at
June 30, 2011.
(2) CLTV is calculated based on outstanding balance plus unused lines of credit divided by estimated home value.  Unsecured balances, representing the percentage of outstanding balances above the most recent home value, is a smaller percentage of the portfolio.  Estimated home values are determined predominately based on automated valuation models updated through September 2011.
($ in millions) 3Q11 2Q11
Core Portfolio
(1)
Outstandings $
103,100 104,417
Net charge-offs
753 810
as % of avg loans
2.88
%
3.08
2+ payments past due $
3,153 3,110
as % loans
3.07
%
2.99
% CLTV > 100%
(2) 35 36
2+ payments past due
4.40
%
4.32
% 1st lien position
20 20
Liquidating Portfolio
Outstandings $
5,982 6,266
Net charge-offs
139 148
as % of avg loans
8.97
%
9.22
2+ payments past due $
281 299
as % loans
4.69
%
4.77
% CLTV > 100%
(2) 73 73
2+ payments past due
5.06
%
5.28
% 1st lien position
4 4

Wells Fargo 3Q11 Supplement 40
$109.1 billion home equity portfolio
- 19% in 1
st
lien position
- 41% in junior lien position behind WFC owned or serviced 1 st
lien
-
40% in junior lien position behind third party 1
st
lien
Excludes purchased credit-impaired loans.
(1)  Delinquency represents two or more payments past due as of August 2011.
Home equity portfolio
Delinquency Status
(1)
of Junior Liens Behind a Wells Fargo 1
st
Lien
Delinquency Status
Current 1
st
lien, Current junior lien
95.6
%
Current 1
st
lien, Delinquent junior lien
0.9
Delinquent 1
st
lien, Current junior lien
1.6
Delinquent 1
st
lien, Delinquent junior lien
1.9
Outstanding Balance %

Wells Fargo 3Q11 Supplement 41
Credit card portfolio
$21.7 billion credit card outstandings up 2% from
2Q11 on new customer growth and higher
consumer spending from existing customers
– New accounts increased 20% in the quarter
with household penetration increasing to
25.8%
(1)
• East penetration of 14.9%
(1)
– Purchase dollar volumes increased 4% and
transactions grew 5% from 2Q11
– Purchase dollar volume increased 12% and
transactions grew 13% from 3Q10
Net charge-offs down $28 million, or 73 bps,
reflecting continued delinquency improvement
driven by previous risk mitigation efforts
($ in millions) 3Q11 2Q11
Credit card outstandings
$
21,650 21,191
Net charge-offs 266 294
  as % of avg loans
4.90
%
5.63
(1)  Household penetration as of August, 2011 and defined as the percentage of retail banking deposit households that have a credit card with Wells Fargo.

Wells Fargo 3Q11 Supplement 42
Auto portfolio
Core Portfolio
Total outstandings up 1% QoQ and up 9% YoY
reflecting market share gains
- Originations were down 5% from 2Q11 reflecting
increased competition in the marketplace
Net charge-offs increased $35 million, or 32 bps,
on seasonality and modestly weaker used car
values
- September Manheim index of 122.9, down 4%
from June 2011 and up 3% from September 2010
30+ days past due increased $32 million, or 6
bps, reflecting seasonality
Liquidating Portfolio
(1)
Legacy Wells Fargo Financial indirect auto
outstandings down 20%, or $780 million, QoQ
driven by paydowns
(1)  Legacy Wells Fargo Indirect portfolio.
($ in millions) 3Q11 2Q11
Core Portfolios
Direct
Auto outstandings
$
2,636 2,762
Nonaccrual loans 75 82
as % of loans 2.84
%
2.97
Net charge-offs
$
11 8
as % of avg loans
1.57
%
1.13
30+ days past due
$
66 87
as % of loans
2.49
%
3.15
Indirect
Auto outstandings
$
39,139 38,420
Nonaccrual loans 12 15
as % of loans 0.03
%
0.04
Net charge-offs
$
69 37
as % of avg loans
0.71
%
0.39
30+ days past due
$
521 468
as % of loans
1.33
%
1.22
Auto outstandings
$
3,101 3,881
Nonaccrual loans 97 113
as % of loans 3.14
%
2.90
Net charge-offs
$
25 16
as % of avg loans
2.85
%
1.43
30+ days past due
$
208 287
as % of loans
6.72
%
7.38
Liquidating portfolio
(1)

Wells Fargo 3Q11 Supplement 43
Forward-looking statements and additional information
Forward-looking statements:
This Quarterly Supplement and management’s related presentation contain forward-looking statements about our future financial performance. These forward-looking statements include statements using words such as “believe,” “expect,” “anticipate,” “estimate,”
“target”, “should,” “may,” “can,” “will,” “outlook,” “appears” or similar expressions. These forward-looking statements may include, among others, statements about: expected or estimated future losses in our loan portfolios, including our belief that the allowance for loan losses is expected to decline; fourth quarter 2011 net interest income, noninterest expense, mortgage-related revenues, and benefits to net interest income and net interest margin from the redemption of trust preferred securities; expected or estimated loan loss reserve releases; mortgage repurchase exposure; exposure related to mortgage practices, including foreclosures and servicing;
our targeted noninterest expense for fourth quarter 2012 as part of our expense management initiatives; the future economic environment; reduction or mitigation of risk in our loan portfolios; future effects of loan modification programs; life-of-loan loss estimates; the estimated impact of regulatory reform on our financial results and business and expectations regarding our efforts to mitigate such impact; and our estimated Tier 1 common equity ratio as of September 30, 2011, under proposed Basel capital rules.
Investors are urged to not unduly rely on forward-looking statements as actual results could differ materially from expectations.
Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For more information about factors that could cause actual results to differ materially from expectations, refer to page 13 of Wells Fargo’s press release announcing our third quarter 2011 results, as well as Wells Fargo’s reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Quarterly Report on Form 10-Q for the
period ended June 30, 2011.
Purchased credit-impaired loan portfolio:
Loans that were acquired from Wachovia that were considered credit impaired were written down at acquisition date in purchase accounting to an amount estimated to be collectible and the related allowance for loan losses was not carried over to Wells Fargo’s allowance. In addition, such purchased credit-impaired loans are not classified as nonaccrual or nonperforming, and are not included in loans that were contractually 90+ days past due and still accruing. Any losses on such loans are charged against the nonaccretable difference established in purchase accounting and are not reported as charge-offs (until such difference is fully utilized). As a result of accounting for purchased loans with evidence of credit deterioration, certain ratios of the combined company are not comparable to a portfolio that does not include purchased credit-impaired loans.
In certain cases, the purchased credit-impaired loans may affect portfolio credit ratios and trends. Management believes that the presentation of information adjusted to exclude the purchased credit-impaired loans provides useful disclosure regarding the credit quality of the non-impaired loan portfolio. Accordingly, certain of the loan balances and credit ratios in this Quarterly Supplement have been adjusted to exclude the purchased credit-impaired loans. References in this Quarterly Supplement to impaired loans mean the purchased credit-impaired loans. Please see pages 29-31 of the press release for additional information regarding the purchased credit-impaired loans.

Wells Fargo 3Q11 Supplement 44
Tier 1 common equity under Basel I
(1)
Quarter ended
Sept. 30, June 30, Mar. 31, Dec. 31, Sept. 30,
2011 2011 2011 2010 2010
$ 139.2 137.9 134.9 127.9 125.2
(1.5) (1.5) (1.5) (1.5) (1.5)
137.7 136.4 133.4 126.4 123.7
(10.6) (10.6) (10.6) (8.1) (8.1)
(34.4) (34.6) (35.1) (35.5) (36.1)
4.0 4.1 4.2 4.3 4.7
(0.7) (0.9) (0.9) (0.9) (0.9)
(3.7) (5.3) (4.9) (4.6) (5.4)
(0.4) (0.3) (0.1) (0.3) (0.3)
(A)
$ 91.9 88.8 86.0 81.3 77.6
(B)
$ 982.0 970.2 962.9 980.0 968.4
(A)/(B)
9.35% 9.15 8.93 8.30 8.01
Total risk-weighted assets
(2)
Tier 1 common equity to total risk-weighted assets
Cumulative other comprehensive income
Other
Tier 1 common equity
MSRs over specified limitations
Wells Fargo & Company and Subsidiaries
($ in billions)
Total equity
Noncontrolling interests
Total Wells Fargo stockholders' equity
Adjustments:
FIVE QUARTER TIER 1 COMMON EQUITY UNDER BASEL I
(1)
Preferred equity
Goodwill and intangible assets (other than MSRs)
Applicable deferred taxes
(1) Tier 1 common equity is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies. Management reviews Tier 1 common equity along with other measures of capital as part of its financial analyses and has included this non-GAAP financial information, and the corresponding reconciliation to total equity, because of current interest in such information on the part of market participants.
(2) Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-
weighted assets. The Company's September 30, 2011, preliminary risk-weighted assets reflect estimated on-balance sheet risk-weighted assets of $818.4 billion and derivative and off-balance sheet risk-weighted assets of $163.6 billion.

Wells Fargo 3Q11 Supplement 45
Tier 1 common equity under Basel III (Estimated)
(1)
Quarter ended
Sept. 30,
2011
$ 91.9
3.7
(1.5)
Other 0.2
(C) 94.3
(D) $ 1,272.2
(C)/(D) 7.41
%
Wells Fargo & Company and Subsidiaries
TIER 1 COMMON EQUITY UNDER BASEL III (ESTIMATED)
(1)
($ in billions)
Tier 1 common equity under Basel I
Adjustments from Basel I to Basel III:
Cumulative other comprehensive income
(2)
Threshold deductions defined under Basel III (2) (3)
Tier 1 common equity anticipated under Basel III
Total risk-weighted assets anticipated under Basel III (4)
Tier 1 common equity to total risk-weighted assets
anticipated under Basel III
(1)
Tier 1 common equity is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies. Management reviews Tier 1 common equity along with other measures of capital as part of its financial analyses and has included this non-GAAP financial information, and the corresponding reconciliation to total equity, because of current interest in such information on the part of market participants.
(2)
Volatility in interest rates can have a significant impact on the valuation of cumulative other comprehensive income and MSRs and therefore, impact adjustments under Basel III in future reporting periods.
(3)
Threshold deductions under Basel III include individual and aggregate limitations, as a percentage of Tier 1 common equity (as defined under Basel III), with respect to MSRs, deferred tax assets and investments in unconsolidated financial companies.
(4)
Under current Basel proposals, risk-weighted assets incorporate different classifications of assets, with certain risk weights based on a borrower's credit rating or Wells Fargo 's own risk models, along with adjustments to address a combination of credit/counterparty, operational and market risks, and other Basel III elements.  The amount of risk-weighted assets anticipated under Basel III is preliminary and subject to change depending on final promulgation of Basel III capital rulemaking and interpretations thereof by regulatory authorities.